UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 9, 2007
(Date of earliest event reported)

TANOX, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-30231	76-1096733
(Commission File Number)	(IRS Employer Identification No.)

10301 Stella Link, Houston, Texas	77025-5497
(Address of Principal Executive Offices)	(Zip Code)

(713) 578-4000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2007, Tanox, Inc. issued a press release announcing earnings for the first quarter ended March 31, 2007. A copy of the earnings press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.
99.1	Earnings Press Release of Tanox, Inc. dated May 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

TANOX, INC.

Date: May 9, 2007	By:	/s/ Gregory Guidroz
Gregory Guidroz
Vice President - Finance